UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

 (Address of Principal Executive Offices)

 (Zip Code)

(404) 474-7256

 (Registrant's Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report)

Copies to:

 Philip Magri, Esq.

The Sourlis Law Firm

130 Maple Avenue, Suite 9B2

 Red Bank, New Jersey 07701

 Direct Dial: (954) 303-8027

T: (732) 530-9007

 F: (732) 530-9008

philmagri@sourlislaw.com

 www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 Pursuant to a written consent in lieu of a meeting of the Board of Directors (the “Board”) of GBS Enterprises Incorporated, a Nevada corporation (the “Company”), as permitted under the Nevada Revised Statutes and the Bylaws of the Company, on March 1, 2012, the Board unanimously voted to increase the size of the Board from two (2) to seven (7) members and appointed the following individuals (each, a “New Director” or “Independent Director” and collectively, the “New Directors” or “Independent Directors”) to fill the five (5) vacancies created thereby until the next annual meeting of stockholders of the Company or until his respective successor is elected and qualified:

Name:	Age:
David Darsch	55
John A. Moore, Jr.	59
Mohammad Shihadah	59
Stephen D. Baksa	66
Woody A. Allen	64

Business Experience:

David Darsch

Mr. Darsch has more than 30 years of experience as an entrepreneur and managing executive of technology companies. With a strong trans-Atlantic and pan-European focus, Dave has active clients in both the US and Europe. He mentors entrepreneurs and helps them develop business plans that accelerate revenue growth and/or external infusion of capital. Mr. Darsch has been involved in more than ten transactions involving the purchase, sale, merger, or infusion of capital into companies.

In 2005, Mr. Darsch founded the pan-European CEO Collaborative Forum (CEO-CF) and has been serving as its President since its founding. CEO-CF is an exclusive consortium of high-performing CEO peer groups from high growth companies across the European Union. It provides expert help, peer group collaboration, and coaching for CEOs of European-based companies with pan-European, trans-Atlantic, and trans-Asian market strategies. Current membership and alumni comprises approximately 200 CEOs from over 28 different nationalities and cultures, each sharing the common goal of scaling their companies to significant stakeholder valuation.

In 1979, Mr. Darsch founded and served as CEO of Data Management Design, Inc. a privately held software development company located in Washington, DC, until a systems integrator acquired the company in 1996. During his tenure, the company was recognized as one of the Inc. 500 fastest growing US companies.

Dave has a B.S. in international finance from University of Massachusetts. He has also been a guest lecturer at the MBA level, Dave has provided instruction at many European universities, including INSEAD University in Fontainebleau, France, London School of Business, England, IESE Business School in Barcelona, Spain, University of Chicago, USA, and ESADE University in Barcelona, Spain. He has also presented at the Europe’s 500 Conference and taught courses on entrepreneurship for the European Commission, BBVA, and Terra Lycos in Spain.

John A. Moore, Jr.

Mr. Moore has more than 30 years’ experience in private and public company management for information technology firms. Mr. Moore has extensive experience in strategic planning, corporate compliance, proposal preparation and pricing and SEC reporting. He has a deep knowledge of federal government contracting and financial management. From April 1997 to June 2003, Mr. Moore served as the Executive Vice President and Chief Financial Officer of ManTech International Corporation (NASDAQ: MANT) and was directly involved in taking ManTech public in 2002 as well as facilitating a secondary offering. ManTech International is engaged in providing innovative technologies and solutions for mission-critical national security programs for the intelligence community. Since April 27, 2006, Mr. Moore has been serving as a member of the Board of Directors of Horne International, Inc. (OTCBB: HNIN) and Chairman of its Board’s audit and compensation committees. Horne International is an engineering services company engaged in providing integrated, systems approach based solutions to the energy and environmental sectors to both commercial customers and to the U.S. federal government.

From April 2005 to September 2011, Mr. Moore served as a member of the Board of Directors of Paradigm Holdings, Inc. (OTC Pink Sheets: PDHO), a public company engaged in cyber security and information technology services. From 2006 to 2011, Mr. Moore served as the Chairman of the Board of Directors of MOJO Financial Services, Inc., a privately held financial services company. From 2005 to 2007, Mr. Moore served as a member of the Board of Directors of Global Secure Corporation, a privately held information technology services company. From 1994 to 2003, Mr. Moore served on the Board of Directors of ManTech International Corporation. From 1997 to 2003, Mr. Moore served on the Board of Directors of GSE Systems Inc. (AMEX: GVP), a public company engaged in simulation technology services. From 2003 to 2009 Mr. Moore served as a member of the Board of Visitors for the University of Maryland’s Smith School of Business. Mr. Moore earned an MBA from the University of Maryland in 1979 and a B.S. Degree in accounting from LaSalle University located in Philadelphia, PA in 1974.

Mohammad Shihadah

Mr. Shihadah has extensive experience in technology companies incubation, establishing the vision, planning, managing the execution of the business plans, meeting the growth goals and objective, creating value for shareholders and employees, and achieving a successful exit. Mr. Shihadah has 20 years of experience in the field of software design and development, project/program management, and technical consulting.

In 1990, Mr. Shihadah founded Applications Technology, Inc. (AppTek). AppTek, headquartered in McLean, Virginia, is a U.S. company specializing in software development for human language technology (HLT). In November 2011, AppTex acquired Science Applications International Corporation. Since February 2002, Mr. Shihadah has been serving as a member of the Board of Directors of Ignite Media Solutions, a privately held company engaged in providing pay-per-performance based integrated multi-channel solutions. Mr. Shihadah serves as a member of the Board of Directors of Net2Voice, Inc., a privately held company engaged in the development of multilingual voice-enabled solutions for the Internet and telephone. Mr. Shihadah is also an observer on the Board of Directors of Pixelligent, a privately held entity engaged in nanotechnology.

Mr. Shihadah is currently the Managing Director of Bridge Holdings, an investment fund directed for technology startup companies.

Mr. Shihadah earned a Master’s degree in 1991 from the University of Oregon in Computer Information Science, and a B.S. Degree in Mathematics from Portland State University in

Stephen D. Baksa

Since November 1, 2011, Mr. Baksa has been serving as a director of Single Touch Systems, Inc. (OTCBB: SITO), a public company engaged in providing innovative mobile media solutions to retailers, advertisers and brands. Mr. Baksa was a General Partner at the Vertical Group from 1989 through 2010, a private equity and venture capital firm focused on the fields of medical technology and biotechnology. He is currently employed at the Vertical Group as an advisor/consultant. For more than 30 years, The Vertical Group has been an early stage investor and major shareholder of some of the medical technology industry’s most successful companies. Before Mr. Baksa joined The Vertical Group, he was co-founder of Paddington Partners, a firm engaged in special situation investing focused on public health care equities. Mr. Baksa holds an M.B.A. from The Rutgers School of Business (1969) and a B.A. in Economics from Gettysburg College (1967).

Woody A. Allen

Mr. Allen is a business strategist, coach and mentor to companies in the United States and Europe.  He has more than 35 years’ experience as a C-level executive, including roles as President, Executive Vice President, Chief Financial Officer and Chairman of the Board for publicly traded companies.  He has extensive boardroom experience, having served on the Boards of Directors of numerous companies in a wide variety of businesses, ranging from radio broadcasting to semiconductor equipment manufacturing. In1992, Mr. Allen founded Allen Management Services, a privately held company which offers financial guidance, and leadership and executive training, to mid and high level executives of small to medium sized businesses, and has been serving as its President since its founding. Since 2001, Mr. Allen has been serving as the Chief Financial Officer for BIA-Financial Network, a privately held company which offers research and consulting services to local media. From February 2000 to October 2003, Mr. Allen served as the Chairman of the Board of Directors of Precision Auto Care, Inc. (OTC Pink Sheets: PACI), a global franchisor of auto care centers.  Since 1998 and through the present, Mr. Allen has been serving as a member of the Board of Directors of Precision Auto Care and the Chairman of its audit committee. Since 2005, Mr. Allen has been serving as a Board member for CEO-CF, a privately held European-based company specializing in facilitating collaboration amongst entrepreneurial CEO’s.   Mr. Allen was also the Executive Vice President and Chief Financial Officer for EZ Communications (EZCIA) from 1973 through 1992, and served on the Company’s Board and was Chairman of its Audit Committee from 1979 through 1996, when the Company was sold.  He is a certified Master Somatic Coach with Strozzi Institute, a California-based educational organization, and has been published in an anthology entitled, “Being Human at Work.” Since 2008, Mr. Allen has also been a colleague   with Synthesis-LLC, a New York based training and development organization that mobilizes leadership teams to create increased productivity, satisfaction and value.

Independent Directors:

The Board has determined that each of the New Directors qualifies as an “Independent Director” as defined by Section 10A(m)(3)(ii) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 5065(a)(2) of the NASDAQ Marketplace Rules.

Board Committees:

Audit Committee

On March 1, 2012, the Board established a standing Audit Committee comprised of the New Directors and Gary MacDonald and Mr. Moore was appointed the Chairman of the Audit Committee. As previously disclosed by the Company, Mr. MacDonald was elected as a member of the Board on December 2, 2011. Mr. MacDonald also serves as the Executive Vice President and Chief Development Officer of the Company and its 50.1% subsidiary, GROUP Software AG, a German publicly-traded company, and therefore, does not qualify as an “Independent Director” as defined by Section 10A(m)(3)(ii) of the Exchange Act or Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

The Audit Committee shall assist the Board in fulfilling its responsibility to oversee the conduct and integrity of the Company’s financial reports, internal controls and compliance with legal and regulatory requirements, with ultimate authority to: (i) select, appoint, dismiss, compensate and oversee the Company’s independent auditors; (ii) preapprove all auditing and non-auditing services to be provided by the independent auditors (other than nonauditing services that are de minimis); (iii) oversee the independence and qualification of the Company’s independent auditors; (iv) oversee the performance of the Company’s internal audit and surveillance functions; and (v) prepare any reports of the Committee that are required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Designation of “Audit Committee Financial Expert”

On March 1, 2012, Mr. Moore was unanimously designated by the Board as the “audit committee financial expert” as that term is defined under Item 407(d)(5)(ii) of Regulation S-K based on Mr. Moore’s business experience as reflected above.

Compensation Committee

On March 1, 2012, the Board established a standing Compensation Committee comprised of the Independent Directors. On March 1, 2012, Mr. Allen was appointed as the Chairman of the Compensation Committee.

The Compensation Committee shall assist the Board in establishing and overseeing the Company’s compensation philosophy, policies and practices, including but not limited to those related to incentive compensation and equity-based plans, retention severance and retirement programs, and any other employee benefit plans or programs.

Corporate Governance, Regulatory and Nominating Committee:

On March 1, 2012, the Board established a standing Corporate Governance, Regulatory and Nominating Committee comprised of the Independent Directors. On March 1, 2012, Mr. Allen was appointed as the Chairman of the Committee.

The purpose of the Corporate Governance, Regulatory and Nominating Committee is to develop and recommend to the Board the governance processes and principles applicable to the Company; oversee the periodic evaluation of the Board and committees; and, generally, have a leadership role in shaping the Company’s corporate governance policies.

Transactions with Related Persons:

In March 2011, the Company consummated a private placement offering of an aggregate of 6,044,000 Units at a purchase price of $1.25 per Unit, for gross proceeds of $7,555,000. Each Unit was comprised of one share of Common Stock and one three-year Warrant to purchase one share of Common Stock at an exercise price of $1.50 per share.

In the Offering, Stephen D. Baksa, a newly elected director as disclosed above, purchased an aggregate of 700,000 Units for total purchase price of $875,000. On November 29, 2011, Mr. Baksa exercised the 700,000 Warrants included in the Units for an aggregate exercise price of $1,050.000.

Family Relationships:

None reportable under Item 401(d) of Regulation S-K.

Material Plans, Contracts or Arrangements:

General

Pursuant to letter agreements (referenced below) between the Company and each New Director, the Company has agreed to pay each New Director an annual retainer of $10,000 payable on a quarterly basis on the 15th day of each April, July, October and January of each year. The Chairman of the Audit Committee is also to receive an annual retainer of $8,000, payable on a quarterly basis. The Chairmen of the Compensation Committee and the Corporate Governance, Regulatory and Nominating Committee are each to receive an annual retainer of $1,000, payable on a quarterly basis.

The Company has agreed to pay each Independent Director $2,000 for each Board meeting (based on four meetings per year). The Company has agreed to pay each Independent Director serving on the Audit Committee a fee of $2,000 for each Audit Committee meeting (based on four meetings per year). The Company has agreed to pay each Independent Director serving on the Compensation Committee and/or the Corporate Governance, Regulatory and Nominating Committee a fee of $2,000 for each meeting of the respective committee (based on one meeting per year).

David Darsch

Pursuant to a letter agreement, dated January 26, 2012, as amended, the Company agreed to pay Mr. Darsch an annual retainer fee of $10,000 in consideration for serving as an Independent Director of the Board. The Company also agreed to issue Mr. Darsch stock options to purchase 25,000 shares of common stock of the Company from the date of grant until the third anniversary from the date of grant for an exercise price equal to the Fair Market Value (as that term is defined in the Company’s 2011 Stock Option Plan) of the common stock on the date of grant. The Board adopted the 2011 Stock Option Plan (the “Plan”) on April 1, 2011, subject to stockholder approval.

A copy of the letter agreement between the Company and Mr. Darsch has been filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

John A. Moore, Jr.

Pursuant to a letter agreement, dated January 26, 2012, as amended, the Company has agreed to pay Mr. Moore an annual retainer fee of $18,000 in consideration for serving as an Independent Director of the Board and Chairman of the Audit Committee. The Company also agreed to issue stock options to Mr. Moore to purchase 25,000 shares of common stock of the Company from the date of grant until the third anniversary from the date of grant for an exercise price equal to the Fair Market Value (as that term is defined in the Plan) of the common stock on the date of grant.

A copy of the letter agreement between the Company and Mr. Moore has been filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Mohammad Shihadah

Pursuant to a letter agreement, dated January 26, 2012, as amended, the Company has agreed to pay Mr. Shihadah an annual retainer fee of $10,000 in consideration for serving as an Independent Director of the Board. The Company also agreed to issue Mr. Shihadah stock options to purchase 25,000 shares of common stock of the Company from the date of grant until the third anniversary from the date of grant for an exercise price equal to the Fair Market Value (as that term is defined in the Plan) of the common stock on the date of grant.

A copy of the letter agreement between the Company and Mr. Shihadah has been filed as Exhibit 10.3 to this Form 8-K and is incorporated by reference herein.

Stephen D. Baksa

Pursuant to a letter agreement, dated February 24, 2012, as amended, the Company has agreed to pay Mr. Baksa an annual retainer fee of $10,000 in consideration for serving as an Independent Director of the Board. The Company also agreed to issue Mr. Baksa stock options to purchase 25,000 shares of common stock of the Company from the date of grant until the third anniversary from the date of grant for an exercise price equal to the Fair Market Value (as that term is defined in the Plan) of the common stock on the date of grant.

A copy of the letter agreement between the Company and Mr. Baksa has been filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference herein.

Woody A. Allen

Pursuant to a letter agreement, dated January 26, 2012, as amended, the Company has agreed to pay Mr. Allen an annual retainer fee of $12,000 in consideration for serving as an Independent Director of the Board and as the Chairman of the Board’s Compensation Committee and Corporate Governance, Regulatory and Nominating Committee. The Company also agreed to issue Mr. Allen stock options to purchase 25,000 shares of common stock of the Company from the date of grant until the third anniversary from the date of grant for an exercise price equal to the Fair Market Value (as that term is defined in the Plan) of the common stock on the date of grant.

A copy of the letter agreement between the Company and Mr. Allen has been filed as Exhibit 10.5 to this Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

In connection with the Board’s appointment of five new independent directors as disclosed in Item 5.02 of this Form 8-K, the Company issued the Press Release furnished as Exhibit 99.1 to this 8-K on March 6, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description:
10.1*	Offer Letter, dated January 26, 2012, between the Company and David Darsch, as amended
10.2*	Offer Letter, dated January 26, 2012, between the Company and John A. Moore, Jr., as amended
10.3*	Offer Letter, dated January 26, 2012, between the Company and Mohammad Shihadah, as amended
10.4*	Offer Letter, dated February 24, 2012, between the Company and Stephen D. Baksa, as amended
10.5*	Offer Letter, dated January 26, 2012, between the Company and Woody A. Allen, as amended
99.1	Press Release, dated March 6, 2012

*Management Contracts and Compensatory Plans, Contracts or Arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Joerg Ott
Joerg Ott
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

Dated: March 6, 2012